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                                                                      EXHIBIT 25



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in the Form 10-K, into the Company's previously filed Registration Statements File No. 33-23053, No. 33-38030 and No. 33-65192.


                                       /s/ ARTHUR ANDERSEN LLP
                                       -----------------------
                                           ARTHUR ANDERSEN LLP

Boston, Massachusetts
May 11, 1995